SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 April 2, 1999

                         NEWPORT NEWS SHIPBUILDING INC.
             (Exact name of registrant as specified in its charter)

          Delaware                1-12385                    74-1541566
(State or other jurisdiction     (Commission              (I.R.S. Employer
      of incorporation)           File Number)             Identification No.)

                 4101 Washington Avenue, Newport News, VA 23607
              (Address of principal executive offices) (zip code)

                                 (757) 380-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)


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Item 5. Other Events

     Local 8888 of the United Steelworkers of America, representing the Company's hourly production and maintenance employees, held a voice vote on April 1 supporting a strike. Unless an agreement is reached or the current contract is extended, there is the possibility of a strike effective Monday, April 5.

     While the Company is committed to reaching a new labor agreement, the possibility of a lengthy strike does exist. Newport News is prepared for this possibility and anticipates limited impact to its financial performance. The Company's progress on current construction, fleet services, and engineering contracts will continue to be achieved mostly through the use of salaried labor and the procurement of material. Furthermore, cash flow and key financial ratios are not expected to be materially impacted.

Item 7. Financial Statements and Exhibits

(c) Exhibits

     Exhibit 99.1   Press Release

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      NEWPORT NEWS SHIPBUILDING INC.



Date:  April 2, 1999                  By: /s/ Peter A.V. Huegel
                                          --------------------------------
                                          Name: Peter A.V. Huegel
                                          Title: Assistant Secretary


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                                 Exhibit Index

Exhibit No.              Description of Exhibit           Sequential Page Number

Exhibit 99.1             Press Release                                4